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                         SUPPLEMENT DATED MAY 24, 2001

                                       TO

                                 iSHARES, INC.

                      STATEMENT OF ADDITIONAL INFORMATION

                             DATED JANUARY 2, 2001

The information in this Supplement updates the information in, and should be read in conjunction with, the Statement of Additional Information of iShares, Inc., dated January 2, 2001.

Revisions to Procedures for Purchases and Redemptions of iShares in Creation
Units

Portfolio Deposit with Securities other than Deposit Securities

     Although the Adviser makes available on each Business Day the list of names and the required number of shares of each Deposit Security to be included in the current Portfolio Deposit for each Index Fund, the Company reserves the right to permit the substitution of securities that differ from certain of such Deposit Securities in such numbers of shares as the Adviser determines appropriate, together with a corresponding adjustment to the required cash Balancing Amount necessary to compensate for any differences between the net asset value per Creation Unit and the Deposit Amount.

Timing of Submission of Creation Unit Purchase Orders and Redemption Requests

     Although an Authorized Participant ordinarily must submit to the Distributor a purchase order or a redemption request in respect of Creation Units of any Index Fund on a day that the AMEX is open for business, between the hours of 9:00 a.m. and 4:00 p.m. Eastern time (except for the Malaysia (Free), South Korea and Taiwan Index Funds, for which such orders or requests must be submitted by 11:59 p.m. Eastern time), the Distributor in its discretion may permit the submission of such orders and requests by or through an Authorized Participant at any time (including on days on which the AMEX is not open for business) via communication through the facilities of the Distributor's proprietary website maintained for this purpose. However, the ability of an Authorized Participant to submit a purchase order or redemption request at any time via this website does not assure the Authorized Participant that such order or request will be processed at the net asset value determined on the date of such submission. The purchase order or redemption request, once accepted by the Company, will be processed based on the net asset value determined after such acceptance, either on the date of submission or on the next day that net asset value is determined, as the case may be, in accordance with the Company's standard cut-off times as provided in the Authorized Participant Agreement and disclosed in the Statement of Additional Information.

Information Regarding Portfolio Securities

     With respect to each Index Fund (including Index Funds that currently redeem Creation Units of iShares solely for cash) the Adviser makes available through the Distributor immediately prior to the opening of business on the AMEX (currently 9:30 a.m., Eastern time) on each day that the AMEX is open for business the Portfolio Securities that will be applicable (subject to possible amendment or correction) to redemption requests for Creation Units received in proper form on that day.

Changes to Certain Creation and Redemption Transaction Charges

     In the transaction fee expense tables on pages 71, 72 and 73 of the Statement of Additional Information, the amounts in the respective columns labeled "In-kind and cash purchases" for the purchase of Creation Units of iShares of an Index Fund, and "In-kind and cash Redemptions" for the redemption of Creation Units of iShares of an Index Fund are revised as follows for the listed Index Fund:

Australia              $2,400                     Mexico (Free)       $1,400
Austria                $1,200                     Netherlands         $2,000
Belgium                $1,500                     Portugal            $2,000
Brazil (Free)          $4,100                     Singapore (Free)    $2,200
Canada                 $3,300                     South Africa        $2,900
EMU                    $8,000                     South Korea         $4,200
France                 $2,900                     Spain               $2,300
Germany                $2,500                     Sweden              $2,200
Greece                 $3,500                     Switzerland         $2,600
Hong Kong              $2,900                     Taiwan              $6,200
Indonesia (Free)       $4,700                     Thailand (Free)     $3,300
Italy                  $2,200                     Turkey              $3,900
Japan                  $8,300                     United Kingdom      $5,100
Malaysia (Free)        $5,500                     United States       $2,900